Exhibit 10.6(a)

June 1, 2012

John W. Henry & Company, Inc.

301 Yamato Road, Suite 2200

Boca Raton, Fl. 33431-4931

Attn: Mr. Ken Webster

Re:	Management Agreement Renewals

Dear Mr. Webster:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2013 and all other provisions of the Management Agreements will remain unchanged.

•	Westport JWH Futures Fund L.P.

•	JWH Master Fund LLC

•	Tactical Diversified Futures Fund L.P.

•	JWH Global Analytics Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Brian Centner at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1290.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Brian Centner

Brian Centner
Chief Financial Officer & Director

JOHN W. HENRY & COMPANY, INC

By:	/s/ Kenneth S. Webster

Print Name:	/s/ Kenneth S. Webster

BC/sr